Trade and other payables	12 Months Ended
Dec. 31, 2022
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Trade and other payables
29. Trade and other payables

	2022 £m	2021 £m

Trade payables	3,866	4,535

Wages and salaries	1,488	1,470

Social security	126	152

ViiV Healthcare put option	1,093	1,008

Other payables	418	518

Deferred income	299	307

Customer return and rebate accruals	6,627	6,322

Other accruals	2,346	3,242

	16,263	17,554
Trade and other payables included £nil (2021: £nil) due to associates and joint ventures. The Group provides limited supplier financing arrangements to certain customers. The amounts involved at 31 December 2022 were not material.
Revenue recognised in the year that was included in deferred income at 1 January 2022 was £85 million (2021: £29 million).
Customer return and rebate accruals are provided for by the Group at the point of sale in respect of estimated rebates, discounts or allowances payable to customers as more fully described in the Group financial review on page 94. At 31 December 2022, Customer return and rebate accruals included £5,717 million (2021: £5,044 million) in respect of US Commercial Operations. Accruals are made at the time of sale but the actual amounts paid are based on claims made some time after the initial recognition of the sale. As the amounts are estimated, they may not fully reflect the final outcome and are subject to change dependent upon, amongst other things, the types of buying group and product sales mix. The level of accrual is reviewed and adjusted quarterly in light of historical experience of actual amounts paid and any changes in arrangements. Future events could cause the assumptions on which the accruals are based to change, which could affect the future results of the Group.
Pfizer’s put option over its shareholding in ViiV Healthcare is currently exercisable. Pfizer may request an IPO of ViiV Healthcare at any time and if either GSK does not consent to such IPO or an offering is not completed within nine months, Pfizer could require GSK to acquire its shareholding. The amount of the liability for this put option, which is held on the gross redemption basis, is derived from an internal valuation of the ViiV Healthcare business, utilising both discounted forecast future cash flow and multiples-based methodologies.
The table below shows on an indicative basis the income statement and balance sheet sensitivity of the Pfizer put option to reasonably possible changes in key assumptions.

Increase/(decrease) in financial liability and loss/(gain) in Income statement	2022 £m	2021 £m

10% increase in sales forecasts*	100	89

15% increase in sales forecasts*	149	133

10% decrease in sales forecasts*	(99)	(89)

15% decrease in sales forecast*	(149)	(134)

1% (100 basis points) increase in discount rate	(32)	(30)

1.50% (150 basis points) increase in discount rate	(48)	(45)

1% (100 basis points) decrease in discount rate	35	34

1.50% (150 basis points) decrease in discount rate	53	50

10 cent appreciation of US Dollar	66	55

15 cent appreciation of US Dollar	103	81

10 cent depreciation of US Dollar	(56)	(47)

15 cent depreciation of US Dollar	(80)	(64)

10 cent appreciation of Euro	29	26

15 cent appreciation of Euro	46	41

10 cent depreciation of Euro	(24)	(22)

15 cent depreciation of Euro	(35)	(32)
* The sales forecast is for ViiV Healthcare sales only in respect of the ViiV Healthcare put option.
Other accruals includes interest accrued on financial liabilities at amortised cost of £207 million (2021: £244 million).
An explanation of the accounting for ViiV Healthcare is set out on page 71.